UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

DLH HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. DLH Holdings Corp. 3565 Piedmont Road, NE. Building 3, Suite 700 Atlanta, Georgia 30305 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on March 14, 2024 *Shareholders are cordially invited to attend the Annual Meeting. The Company will be hosting the Annual Meeting in person and on the Internet. Dear Shareholder, The 2024 Annual Meeting of Shareholders of DLH Holdings Corp., will be held at 10:00 AM (local time) on Thursday, March 14, 2024, at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006, and virtually at https://www.cstproxy.com/dlhcorp/2024. To attend and participate virtually, please visit https://www.cstproxy.com/dlhcorp/2024. The Board of Directors recommends a vote “FOR” all the nominees for election to the board of directors listed in the Company’s 2024 Proxy Statement, and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/dlhcorp/2024 Vote Your Proxy on the Internet: Go to https://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER DLH Holdings Corp. c/o Continental Proxy Services 1 State Street,30th Fl., NY, NY 10004-1561 185676_DLH Holdings Proxy Notice - Front Proposals to be considered at the Annual Meeting: (1) To elect the eight Directors nominated by the Board of Directors to serve until the 2025 Annual Meeting; (2) An advisory vote regarding the approval of compensation paid to our named executive officers; (3) Ratification of the appointment of WithumSmith + Brown PC, as the Company’s independent registered public accounting firm for the 2024 fiscal year; and (4) The transaction of such other businesses as may properly be brought before the meeting or any adjournment thereof. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number as shown to the right and vote your shares. Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend: https://www.cstproxy.com/dlhcorp/2024

DLH Holdings Corp. 3565 Piedmont Road, NE. Building 3, Suite 700 Atlanta, Georgia 30305 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 14, 2024 This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report and other proxy materials are available at: https://www.cstproxy.com/dlhcorp/2024 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 29, 2024 to facilitate a timely delivery. The following Proxy Materials are available to you to at: https://www.cstproxy.com/dlhcorp/2024 - the Company’s Annual Report for the year ended September 30, 2023; - the Company’s 2024 Proxy Statement; - the Proxy Card; - any amendments to the foregoing materials that are required to be furnished to shareholders. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/dlhcorp/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 185676_DLH Holdings Proxy Notice - Back